Exhibit 24.1

HUTCHINSON TECHNOLOGY INCORPORATED

Power of Attorney of Director and Officer

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and officer of HUTCHINSON TECHNOLOGY INCORPORATED, a Minnesota corporation, does hereby make, constitute and appoint DAVID P. RADLOFF, the undersigned’s true and lawful attorney-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such officer and/or director of said Company to a Registration Statement or Registration Statements, on Form S-3 or any other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of common stock of said Company, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorney-in-fact, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned’s hand this 28th day of March, 2012.

/s/ Wayne M. Fortun
Wayne M. Fortun

HUTCHINSON TECHNOLOGY INCORPORATED

Power of Attorney of Officer

KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer of HUTCHINSON TECHNOLOGY INCORPORATED, a Minnesota corporation, does hereby make, constitute and appoint WAYNE M. FORTUN, the undersigned’s true and lawful attorney-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director and/or officer of said Company to a Registration Statement or Registration Statements, on Form S-3 or any other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of common stock of said Company, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorney-in-fact, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned’s hand this 28th day of March, 2012.

/s/ David P. Radloff
David P. Radloff

HUTCHINSON TECHNOLOGY INCORPORATED

Power of Attorney of Director

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of HUTCHINSON TECHNOLOGY INCORPORATED, a Minnesota corporation, does hereby make, constitute and appoint WAYNE M. FORTUN and DAVID P. RADLOFF, and each or any one of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director and/or officer of said Company to a Registration Statement or Registration Statements, on Form S-3 or any other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of common stock of said Company, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned’s hand this 28th day of March, 2012.

/s/ Martha Goldberg Aronson
Martha Goldberg Aronson

HUTCHINSON TECHNOLOGY INCORPORATED

Power of Attorney of Director

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of HUTCHINSON TECHNOLOGY INCORPORATED, a Minnesota corporation, does hereby make, constitute and appoint WAYNE M. FORTUN and DAVID P. RADLOFF, and each or any one of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director and/or officer of said Company to a Registration Statement or Registration Statements, on Form S-3 or any other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of common stock of said Company, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned’s hand this 28th day of March, 2012.

/s/ Mark A. Augusti
Mark A. Augusti

HUTCHINSON TECHNOLOGY INCORPORATED

Power of Attorney of Director

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of HUTCHINSON TECHNOLOGY INCORPORATED, a Minnesota corporation, does hereby make, constitute and appoint WAYNE M. FORTUN and DAVID P. RADLOFF, and each or any one of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director and/or officer of said Company to a Registration Statement or Registration Statements, on Form S-3 or any other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of common stock of said Company, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned’s hand this 28th day of March, 2012.

/s/ Jeffrey W. Green
Jeffrey W. Green

HUTCHINSON TECHNOLOGY INCORPORATED

Power of Attorney of Director

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of HUTCHINSON TECHNOLOGY INCORPORATED, a Minnesota corporation, does hereby make, constitute and appoint WAYNE M. FORTUN and DAVID P. RADLOFF, and each or any one of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director and/or officer of said Company to a Registration Statement or Registration Statements, on Form S-3 or any other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of common stock of said Company, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned’s hand this 18th day of March, 2012.

/s/ Philip E. Soran
Philip E. Soran

HUTCHINSON TECHNOLOGY INCORPORATED

Power of Attorney of Director

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of HUTCHINSON TECHNOLOGY INCORPORATED, a Minnesota corporation, does hereby make, constitute and appoint WAYNE M. FORTUN and DAVID P. RADLOFF, and each or any one of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director and/or officer of said Company to a Registration Statement or Registration Statements, on Form S-3 or any other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of common stock of said Company, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned’s hand this 28th day of March, 2012.

/s/ Russell Huffer
Russell Huffer

HUTCHINSON TECHNOLOGY INCORPORATED

Power of Attorney of Director

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of HUTCHINSON TECHNOLOGY INCORPORATED, a Minnesota corporation, does hereby make, constitute and appoint WAYNE M. FORTUN and DAVID P. RADLOFF, and each or any one of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director and/or officer of said Company to a Registration Statement or Registration Statements, on Form S-3 or any other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of common stock of said Company, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned’s hand this 28th day of March, 2012.

/s/ William T. Monahan
William T. Monahan

HUTCHINSON TECHNOLOGY INCORPORATED

Power of Attorney of Director

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of HUTCHINSON TECHNOLOGY INCORPORATED, a Minnesota corporation, does hereby make, constitute and appoint WAYNE M. FORTUN and DAVID P. RADLOFF, and each or any one of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director and/or officer of said Company to a Registration Statement or Registration Statements, on Form S-3 or any other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of common stock of said Company, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned’s hand this 28th day of March, 2012.

/s/ Thomas R. VerHage
Thomas R. VerHage

HUTCHINSON TECHNOLOGY INCORPORATED

Power of Attorney of Director

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of HUTCHINSON TECHNOLOGY INCORPORATED, a Minnesota corporation, does hereby make, constitute and appoint WAYNE M. FORTUN and DAVID P. RADLOFF, and each or any one of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director and/or officer of said Company to a Registration Statement or Registration Statements, on Form S-3 or any other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of common stock of said Company, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned’s hand this 28th day of March, 2012.

/s/ Frank P. Russomanno
Frank P. Russomanno